Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Agora, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2021, as amended by Amendment No. 1 on Form 20-F/A (the “Report”), I, Bin (Tony) Zhao, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 25, 2022

By:	/s/ Bin (Tony) Zhao
Name:	Bin (Tony) Zhao
Title:	Chief Executive Officer